Exhibit 10.26

                                                           Loan No. 1203-P-01-01



                               GUARANTY AGREEMENT



     This Guaranty Agreement (this "Guaranty"), made by INTERNATIONAL THOROUGHBRED BREEDERS, INC., a Delaware corporation ("ITB"), INTERNATIONAL THOROUGHBRED GAMING DEVELOPMENT CORPORATION, a New Jersey corporation ("ITGD"), both whose address for purposes hereof is 1105 North Market Street, Wilmington, Delaware 19899, PALM BEACH EMPRESS, INC., a Delaware corporation ("PBE"), and PALM BEACH MARITIME CORPORATION, a Delaware corporation ("PBM"), both whose address for purposes hereof is One East 11th Street, Suite 500, Riviera Beach, Florida 33404, jointly and severally (ITB, ITGD, PBE and PBM are hereinafter individually and collectively referred to as, the "Guarantor"), in favor of PDS GAMING CORPORATION, a Minnesota corporation ("Lender"), whose address for purposes hereof is 6280 Annie Oakley Drive, Las Vegas, Nevada 89120-3910, is dated and shall be effective as of June ___, 2005.

                                 R E C I T A L S

     A.  Lender,  Cruise  Holdings I, LLC, a Nevada  limited  liability  company
("Cruise  I"),  Cruise  Holdings  II, LLC, a Nevada  limited  liability  company
("Cruise II"), Royal Star Entertainment, LLC, a Delaware limited liability company ("RSE"), Riviera Beach Entertainment, LLC, a Delaware limited liability company ("RBE"), ITG Vegas, Inc., a Nevada corporation ("ITGV") and ITG Palm Beach, LLC, a Delaware limited liability company ("ITGPB"), each jointly and severally (Cruise I, Cruise II, RSE, RBE, ITGV and ITGPB are hereinafter individually and collectively referred to as, the "Borrower"), each with an office and place of business at One East 11th Street, Suite 500, Riviera Beach, Florida 33404, and Guarantor, as guarantor, are parties to that certain Loan and Security Agreement of even date herewith ("Loan Agreement"), wherein Lender agrees to make and Borrower accepts a loan in the original principal amount of Twenty-Nine Million Three Hundred Thirteen Thousand Eight Hundred Eighty Eight Dollars and Ninety Six Cents (US$29,313,888.96) (the "Loan").

     B. As evidence of the Loan, Borrower has delivered, as maker, that certain Promissory Note of even date herewith for the benefit of Lender in the principal amount of Twenty-Nine Million Three Hundred Thirteen Thousand Eight Hundred Eighty Eight Dollars and Ninety Six Cents (US$29,313,888.96) ("Note").

     C. As security for the loan, Borrower has (i) granted, pursuant to that certain Pledge Agreement of even date herewith (hereinafter referred to as, the "Security Agreement") a security interest in the Collateral (as defined therein) to and for the benefit of Lender, (ii) granted, as mortgagor, those certain Preferred Mortgages (hereinafter individually and collectively referred to as, the "Mortgage") to and for the benefit of Lender with respect to (a) that certain Maritime Vessel named the Royal Star (St. Vincent and the Grenadines Official Number 6695, IMO Number 8409056) (b) that certain Maritime Vessel named the Big Easy (United States Official No. 998517) and (c) that certain Maritime Vessel named the Palm Beach Princess (Panama Reglamentary Patent of Navigation number 14348-84-E and IMO No. 8402937), each including general improvements (hereinafter collectively referred to as, the "Vessels"), and (iii) granted, pursuant to that certain Deposit Account Control Agreement of even date herewith ("Control Agreement"), control of the Accounts (as defined therein) to Lender,
(iv) granted pursuant to that certain Pledge Agreement of even date herewith made by ITB in respect of that certain Promissory Note, dated November 29, 2000, made by Raelen-Turnberry/Cherry Hill, LLC in favor of GSRT, LLC, in the principal amount of Ten Million and No/100ths Dollars ($10,000,000.00) (the "Turnberry Pledge"), and (v) granted pursuant to that certain Pledge Agreement of even date herewith made by ITGV in respect of that certain Promissory Note, dated May 1, 2002, made by OC Realty, LLC in favor of ITGV, in the principal amount of Two Million Twenty-One Thousand One Hundred Seventy-Six and 90/100ths Dollars (US$2,021,176.90) (the "OC Pledge") (the Loan Agreement, the Note, the Security Agreement, the Mortgage, the Control Agreement, the Turnberry Pledge and the OC Pledge are hereinafter collectively referred to as, the "Loan Documents").

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     D. In  consideration of and as a condition and inducement to Lender to make the Loan to Borrower and enter into the Loan Documents, Lender has required that Guarantor execute and deliver to Lender a guaranty of the Loan Documents in the form of this Guaranty.

     E. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Loan Documents, and Guarantor acknowledges that it fully understands the terms, provisions, covenants, conditions and obligations of Borrower under the Loan Documents.

     NOW, THEREFORE, incorporating the above Recitals by reference, and in consideration of, and as an inducement for, the execution and delivery to Borrower of the Loan Documents by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Guarantor hereby agrees as follows:

     1. Obligations Guaranteed.

          1.1 Obligations. Guarantor hereby absolutely and unconditionally guarantees, without deduction by reason of setoff, defenses or counterclaim, to Lender and its legal representatives, successors and assigns, and independently assumes liability to Lender and its representatives, successors and, without any requirement whatsoever of resort by Lender to any other party for the payment of all principal and interest, other charges, premiums or fees and any and all other payments, costs or expenses (including but not limited to indemnifications, interest charges and attorneys' fees), however designated, required to be paid by Borrower pursuant to the terms of the Loan Documents so long as any such amounts referred to in this clause remain outstanding under the Loan Documents (collectively, the payment and performance obligations set forth above are hereafter called the "Obligations").

          1.2 Default. Upon any default or breach by Borrower of any of its duties or obligations under the Loan Documents, Lender may, but need not, at its sole option, proceed directly against Guarantor, without proceeding against Borrower or any other person or entity (as used herein, the phrase "any other person or entity" includes without limitation any other guarantor of the Obligations) and without foreclosing upon, selling or otherwise disposing of or collecting or applying any collateral or other property, real or personal, which Borrower may have theretofore delivered to Lender as security for the payment and performance of the Obligations. Guarantor hereby waives the right to require Lender to proceed against Borrower or any other person or entity, or to pursue any other remedy, and Guarantor further waives the right to have any other property of Borrower or any other person or entity first applied to the discharge of any of the Obligations.

     2. Nature of Guarantor's Liability; No Exoneration or Subrogation Until All Obligations Fully Satisfied.

          2.1 Guaranty Unconditional. The guaranty by Guarantor provided for in this Guaranty is an absolute and unconditional guaranty of payment and performance, and is not a guaranty of collection, regardless of (i) the absence of any action to enforce the same by Lender, or (ii) Lender's obtaining any judgment against Borrower or taking any action to enforce same. The liability of Guarantor under this Guaranty is independent of the obligations which are hereby guaranteed and of the liabilities of any other guarantors of the Obligations.

          2.2 Waiver of Formalities. Guarantor hereby fully waives all requirements, if any, of notice, demand for payment, diligence, filing of claims with a court in the event of the bankruptcy of Borrower, and all other notices of every kind or nature (including those of any action or inaction on the part of Borrower or Lender or anyone else) in respect of the Obligations.

          2.3 Guarantor's Consent. Guarantor hereby consents to, and the liability of Guarantor under this Guaranty shall in no way be affected by, the following:

               (a) any and all future changes, modifications, amendments, alterations, renewals, extensions or assignments to or of the Loan Documents, including without limitation, any increases, reductions or


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cancellations  which may hereafter be made to, of or under the Loan Documents or of any of the Obligations (collectively, the "Modifications");

               (b) any and all alterations, impairments, suspensions, terminations and expirations (including, without limitation, all such as might result from the Modifications or from any action or inaction of the type described in paragraph (c) below) of the remedies or rights of Lender against Borrower or any other person in respect of any of the Obligations; and

               (c) any and all action or inaction on the part of Lender (including, without limitation, election of remedies, amendment, substitution, surrender, release, forfeiture, enforcement, foreclosure and sale, under power of sale or otherwise), in its sole and unfettered discretion, in respect of any security (or any part thereof) now held or hereafter acquired by Lender securing the performance of the Obligations.

     The foregoing consent by Guarantor is knowingly given even though any rights or defenses which Guarantor may otherwise have, by subrogation, reimbursement, indemnification or otherwise, against Borrower, Lender or others may be diminished, destroyed or otherwise adversely affected by any such alteration, action or inaction, all to the end that Guarantor shall not be exonerated, released or discharged from its absolute, unconditional and independent liability hereunder by any such alteration, Modification, impairment, suspension, termination, expiration, action or inaction.

          2.4 Further Waivers. Guarantor waives any right pursuant to any law, rule, arrangement or relationship now or hereafter existing, to require or compel Lender to (a) proceed against Borrower or any other guarantor; (b) proceed against or exhaust any security for the Obligations; (c) pursue any other remedy in Lender's power whatsoever; and failure of Lender to do any of the foregoing shall not exonerate, release or discharge Guarantor from its absolute, unconditional and independent liability to Lender hereunder, or (d) in the event that any property of Guarantor is or may be hypothecated with property of Borrower as security for any of the Obligations, to have such property of Borrower first applied to the discharge of such Obligations.

          2.5 Separate Action. Lender may bring and prosecute a separate action against Guarantor to enforce Guarantor's liability hereunder, whether or not any action is brought against Borrower or any other person or entity and whether or not Borrower or any other person or entity is joined in such action or actions. Nothing shall prohibit Lender from exercising its rights against Guarantor, Borrower, the security, if any, for the Obligations, and any other person or entity simultaneously, jointly and/or severally. Guarantor shall be bound by each and every ruling, order and judgment obtained by Lender against Borrower in respect of the Obligations, whether or not Guarantor is a party to the action or proceeding in which such ruling, order or judgment is issued or rendered.

          2.6 No Exoneration. Guarantor shall not be discharged, released or exonerated, in any way, from its absolute, unconditional and independent liability hereunder, even though any rights or defenses which Guarantor may have against Borrower, Lender or others may be destroyed, diminished or otherwise affected by any of the following:

     a) Any declaration by Lender of a default in respect of any of the Obligations.

     b) The exercise by Lender of any rights or remedies against Borrower or any other person or entity.

     c) The failure of Lender to exercise any rights or remedies against Borrower or any other person or entity.

     d) The sale or enforcement of, or realization upon (through judicial foreclosure, seizure, power of sale or any other means) any security for any of the Obligations, even though (i) recourse may not thereafter be had against Borrower for any deficiency or (ii) Lender fails to pursue any such recourse which might otherwise be available, whether by way of deficiency judgment following judicial foreclosure or otherwise.

          2.7 No Subrogation. Until all the Obligations have been performed in full, Guarantor shall have no right to subrogation, and Guarantor waives (a) any right pursuant to any law, rule, arrangement or relationship now or hereafter


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existing,  or  otherwise,  to  enforce  any remedy  which  Lender now has or may hereafter have against Borrower and (b) any benefit of, and any right to participate in, any security now or hereafter held by Lender.

          2.8 No Discharge. Guarantor shall not be discharged, released or exonerated, in any way, from its absolute, unconditional and independent liability hereunder by the voluntary or involuntary participation by Borrower in any settlement or composition for the benefit of Borrower's creditors, either in liquidation, readjustment, receivership, bankruptcy or otherwise.

          2.9 Bankruptcy. Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to Borrower. As an example and not by way of limitation, a subsequent modification of the Loan Documents in any reorganization case concerning Borrower shall not affect the obligation of Guarantor to discharge the Obligations in accordance with the original terms of the Loan Documents.

          2.10 No Marshalling; Reinstatement. Guarantor consents and agrees that neither Lender nor any person or entity acting for or on behalf of Lender shall be under any obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of the Obligations. Guarantor further agrees that, to the extent that Borrower or any other guarantor of all or any part of the Obligations makes a payment or payments to Lender, or Lender receives any proceeds of any security granted in respect of the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any person or entity, Guarantor, such other guarantor or any other person or entity, or their respective estates, trustees, receivers or any other party, including, without limitation, the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Obligations that had been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

     3. Subordination of Guarantor's Claims. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the Obligations; and such indebtedness of Borrower to Guarantor, if any material default occurs under any of the Obligations and Lender so requests from and after the material default, shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the Obligations but without reducing or affecting in any manner the absolute, unconditional and independent liability of Guarantor under this Guaranty.

     4. Costs of Enforcement. Guarantor shall reimburse Lender for all costs and expenses, including, without limitation, all attorneys' fees whether or not legal action be instituted, incurred or paid by Lender in enforcing this Guaranty.

     5. Benefit. This Guaranty may be assigned or transferred in whole or in part by Lender in connection with, and the benefit of this Guaranty shall automatically pass with, a transfer or assignment of the Note and the other Loan Documents, other than at foreclosure or otherwise as a result of the exercise of any right or remedy, to any subsequent owner thereof, if the assignee or transferee is a permitted assignee under the Loan Documents. All references to Lender herein shall be deemed to include any such successors or assignees or any subsequent holders of the Note or any of them. This Guaranty is also made for the benefit of any person claiming by, through or under Lender, including without limitation PDS Funding 2004-A, LLC.

     6. Notices. All notices and other communications, demands or payments required or permitted under this Guaranty shall be in writing, served personally on, or mailed by certified or registered United States mail to, the party to be charged with receipt thereof. Notices and other communications given by personal service shall be deemed given upon receipt and if served by mail shall be deemed given hereunder seventy-two (72) hours after deposit of such notice or communication in a United States post office as certified or registered mail with postage prepaid and duly addressed to the party to whom such notice or communication is to be given, to the applicable address set forth above. Any party may change its address for purposes of this Section 6 by giving to the party intended to be bound thereby, in the manner provided hereon, a written notice of such change.

     7. Successors. All of the terms and provisions of this Guaranty shall be binding upon, and inure to the benefit of, and be enforceable by, the respective heirs, representatives, successors and assigns of the parties

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hereto, whether so expressed or not. Nothing contained in this Guaranty shall be deemed to in any way alter or modify the terms and conditions of the Loan Documents.

     8. Entire Agreement. This Guaranty embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings related to the subject matter hereof.

     9. Headings. The headings in this Guaranty are for the purpose of reference only and shall not limit or otherwise affect the terms or provisions hereof.

     10. Changes, Waivers, Etc. Neither this Guaranty nor any term or provision hereof may be changed, waived, discharged or terminated except by an instrument in writing executed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     11. Disclosure. Guarantor assumes full responsibility for being and remaining informed of the financial condition of Borrower and all other circumstances bearing upon the risk of nonpayment or nonperformance of any of the Obligations, and Lender shall have no duty to advise Guarantor of information known to Lender regarding such condition or any such circumstances.

     12. Governing Law. The substantive and procedural laws of the State of Nevada without reference to its conflict of laws provisions shall govern the validity, construction, interpretation, performance and enforcement of this Guaranty and the parties agree to jurisdiction in Nevada regardless of the location of the Vessels. The parties also hereby agree that any action and/or proceeding in connection with this Guaranty shall only be brought in the venue of Clark County, Nevada.

                         [SIGNATURES ON FOLLOWING PAGE]


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     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.


         "GUARANTOR"


         INTERNATIONAL THOROUGHBRED BREEDERS, INC., a Delaware corporation


         By:_______________________________
         Name:____________________________
         Title:_______________________________


         PALM BEACH MARITIME CORPORATION, a Delaware corporation


         By:_______________________________
         Name:____________________________
         Title:_______________________________

         PALM BEACH EMPRESS, INC., a Delaware corporation


         By:_______________________________
         Name:____________________________
         Title:_______________________________

         INTERNATIONAL THOROUGHBRED GAMING DEVELOPMENT CORPORATION, a New Jersey corporation


         By:_______________________________
         Name:____________________________
         Title:_______________________________





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